UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 13D

                      UNDER SECURITIES EXCHANGE ACT OF 1934
                               (Amendment No. 3 )*

                           VIDEO JUKEBOX NETWORK, INC.
                           ---------------------------
                                (Name of Issuer)

                     COMMON STOCK, PAR VALUE $.001 PER SHARE
                     ---------------------------------------
                           (Title of Class Securities)

                                   92656G 10 8
                          ----------------------------
                                 (CUSIP Number)

                               John G. Igoe, Esq.
                                Edwards & Angell
                               250 Royal Palm Way
                            Palm Beach, Florida 33480
                                 (407) 833-7700
          ------------------------------------------------------------
          (Name, Address and Telephone Number of Person Authorized to
                       Receive Notices and Communications)

                                 AUGUST 30, 1993
             -------------------------------------------------------
             (Date of Event which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filing this schedule because of Rule 13d-1(b)(3) or (4), check the following box [ ].

Check the following box if a fee is being paid with the statement [ ]. (A fee is not required only if the reporting person: (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7.)

Note: Six copies of this statement, including all exhibits, should be filed with the Commission. See Rule 13d-1(a) for other parties to whom copies are to be sent.

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

--------------------------------------------------------------------------------
1.       Name of reporting person
         S.S. or I.R.S. Identification No. of above person

         CEA Investors Partnership II, Ltd.
         Employer I.D. No.: 59-2881170

--------------------------------------------------------------------------------
2.       Check the appropriate box if a member of a group*
                                                              (a) [X]
                                                              (b) [ ]

--------------------------------------------------------------------------------
3.       SEC Use Only

--------------------------------------------------------------------------------
4.       Source of Funds*

         00

--------------------------------------------------------------------------------
5.       Check Box if Disclosure of Legal Proceedings is
         Required Pursuant to Items 2(d) or 2(e)              [ ]

--------------------------------------------------------------------------------
6.       Citizenship or Place of Organization

         Florida

--------------------------------------------------------------------------------
         Number of                          7.  Sole Voting Power
         Shares                                 -0-
         Beneficially                       8.  Shared Voting Power
         Owned By                               10,345,738
         Each                               9.  Sole Dispositive Power
         Reporting                              -0-
         Person With                        10. Shared Dispositive Power
                                                7,036,928
--------------------------------------------------------------------------------
11.      Aggregate Amount Beneficially Owned by Each Reporting Person

         10,452,662

--------------------------------------------------------------------------------
12.      Check Box if the Aggregate Amount in Row (11) Excludes
         Certain Shares*                                      [X]

--------------------------------------------------------------------------------
13.      Percent of Class Represented by Amount in Row (11)
         60.8%

--------------------------------------------------------------------------------
14.      Type of Reporting Person*

         PN (Limited)

--------------------------------------------------------------------------------
                      *SEE INSTRUCTIONS BEFORE FILLING OUT!

--------------------------------------------------------------------------------
1.       Name of reporting person
         S.S. or I.R.S. Identification No. above person

         CEA Investors, Inc.
         Employer I.D. No.: 59-2827410

--------------------------------------------------------------------------------
2.       Check the appropriate box if a member of a group*
                                                              (a) [X]
                                                              (b) [ ]

--------------------------------------------------------------------------------
3.       SEC Use Only

--------------------------------------------------------------------------------
4.       Source of Funds*

         00

--------------------------------------------------------------------------------
5.       Check Box if Disclosure of Legal Proceedings is
         Required Pursuant to Items 2(d) or 2(e)              [ ]

--------------------------------------------------------------------------------
6.       Citizenship or Place of Organization

         Florida

--------------------------------------------------------------------------------
         Number of                          7.  Sole Voting Power
         Shares                                 -0-
         Beneficially                       8.  Shared Voting Power
         Owned By                               10,345,738
         Each                               9.  Sole Dispositive Power
         Reporting                              -0-
         Person With                        10. Shared Dispositive Power
                                                7,036,928
--------------------------------------------------------------------------------
11.      Aggregate Amount Beneficially Owned by Each Reporting Person

         10,452,662

--------------------------------------------------------------------------------
12.      Check Box if the Aggregate Amount in Row (11) Excludes
         Certain Shares*                                      [X]

--------------------------------------------------------------------------------
13.      Percent of Class Represented by Amount in Row (11)
         60.8%

--------------------------------------------------------------------------------
14.      Type of Reporting Person*

         CO

--------------------------------------------------------------------------------
                      *SEE INSTRUCTIONS BEFORE FILLING OUT!

--------------------------------------------------------------------------------
1.       Name of reporting person
         S.S. or I.R.S. Identification No. of above person

         J. Patrick Michaels, Jr.
         Social Security No.: ###-##-####

--------------------------------------------------------------------------------
2.       Check the appropriate box if a member of a group*
                                                              (a) [X]
                                                              (b) [ ]

--------------------------------------------------------------------------------
3.       SEC Use Only

--------------------------------------------------------------------------------
4.       Source of Funds*

         00

--------------------------------------------------------------------------------
5.       Check Box if Disclosure of Legal Proceedings is
         Required Pursuant to Items 2(d) or 2(e)              [ ]

--------------------------------------------------------------------------------
6.       Citizenship or Place of Organization

         Florida

--------------------------------------------------------------------------------
         Number of                          7.  Sole Voting Power
         Shares                                 100,000
         Beneficially                       8.  Shared Voting Power
         Owned By                               10,352,662
         Each                               9.  Sole Dispositive Power
         Reporting                              100,000
         Person With                        10. Shared Dispositive Power
                                                7,043,852
--------------------------------------------------------------------------------
11.      Aggregate Amount Beneficially Owned by Each Reporting Person

         10,452,662

--------------------------------------------------------------------------------
12.      Check Box if the Aggregate Amount in Row (11) Excludes
         Certain Shares*                                      [X]

--------------------------------------------------------------------------------
13.      Percent of Class Represented by Amount in Row (11)
         60.8%

--------------------------------------------------------------------------------
14.      Type of Reporting Person*

         IN

--------------------------------------------------------------------------------
                      *SEE INSTRUCTIONS BEFORE FILLING OUT!

--------------------------------------------------------------------------------
1.       Name of reporting person
         S.S. or I.R.S. Identification No. above person

         StarNet/CEA II Partners
         Employer I.D. No.: 59-3197398

--------------------------------------------------------------------------------
2.       Check the appropriate box if a member of a group*
                                                              (a) [X]
                                                              (b) [ ]

--------------------------------------------------------------------------------
3.       SEC Use Only

--------------------------------------------------------------------------------
4.       Source of Funds*

         WC

--------------------------------------------------------------------------------
5.       Check Box if Disclosure of Legal Proceedings is
         Required Pursuant to Items 2(d) or 2(e)              [ ]

--------------------------------------------------------------------------------
6.       Citizenship or Place of Organization

         Delaware

--------------------------------------------------------------------------------
         Number of                          7.  Sole Voting Power
         Shares                                 -0-
         Beneficially                       8.  Shared Voting Power
         Owned By                               10,345,738
         Each                               9.  Sole Dispositive Power
         Reporting                              -0-
         Person With                        10. Shared Dispositive Power
                                                7,036,928
--------------------------------------------------------------------------------
11.      Aggregate Amount Beneficially Owned by Each Reporting Person

         10,452,662

--------------------------------------------------------------------------------
12.      Check Box if the Aggregate Amount in Row (11) Excludes
         Certain Shares*                                      [X]

--------------------------------------------------------------------------------
13.      Percent of Class Represented by Amount in Row (11)
         60.8%

--------------------------------------------------------------------------------
14.      Type of Reporting Person*

         PN

--------------------------------------------------------------------------------
                      *SEE INSTRUCTIONS BEFORE FILLING OUT!

         This Amendment No. 3 ("Amendment") to the Statement on Schedule 13D dated July 27, 1993 (the "July Statement"), as amended by Amendment No. 1 thereto dated August 9, 1993 (the "August Amendment") and as amended by Amendment No. 2 thereto dated September 10, l993 ("September Amendment") (the July Statement as amended by the August Amendment and September Amendment is referred to as the (Original Statement"), is jointly filed by the persons listed on the execution pages hereof (the "Reporting Persons") pursuant to the Joint Filing Agreement filed as Exhibit 1.

         This Amendment is filed by the Reporting Persons subsequent to filing by CEA Investors Partnership II, Ltd,, CEA Investors, Inc., and J. Patrick Michaels , Jr. (the "CEA Group") of Amendment No. 1 dated July 7, 1993, to the
Schedule 13D dated June 18, 1993 filed by the CEA Group. The CEA Group Schedule 13D dated June 18, 1993, as amended by Amendment No. 1 dated July 7, 1993 and it and its exhibits as well as the Original Statement and its exhibits are incorporated herein by reference. Capitalized terms not defined herein shall have the meanings defined in the Original Statement.

         This Amendment relates to the common stock, par value $.001 per share (the "Common Stock"), of Video Jukebox Network, Inc., a Florida corporation (the "Company") and is filed pursuant to Rule 13d-2 under the Securities Exchange Act of 1934, as amended (the "Act").

         This Amendment is filed to amend the cover pages filed with the September Amendment solely to check the boxes in items 2(a) and 12 on each cover page, which were inadvertently not checked in the September Amendment.

         Except as specifically modified and amended by this Amendment No. 3, a11 of the information in the Original Statement is hereby confirmed.

Item 7. Material To Be Filed As Exhibits

Exhibit 1 Joint Filing Agreement with respect to the joint filing of Amendment No. 3 to Schedule 13D and all amendments thereto.

                                   SIGNATURES

         The undersigned, after reasonable inquiry and to the best of their knowledge and belief, certify that the information set forth in this statement is true, complete, and correct.

CEA INVESTORS PARTNERSHIP II,          CEA INVESTORS, INC., a
LTD. a Florida limited partnership     Florida corporation

By: CEA Investors, Inc., General
Partner

                                       By: /s/ T.W. CARDY
                                          ------------------------------------
                                       As:       VP. TREAS., ASSIST. SEC.
                                          ------------------------------------

By: /s/ T.W. CARDY                           Dated:      SEPTEMBER 13, 1993
   -------------------------------           ---------------------------------
As:      VP, TREAS., ASSIST. SEC.
    ------------------------------

Dated:   SEPTEMBER 13, 1993
         -------------------------

/s/ J. PATRICK MICHAELS
---------------------------------
J. Patrick Michaels, Jr.
                                       STARNET/CEA II PARTNERS
Dated: SEPTEMBER 13, 1993              By: CEA Investors Partnership
      ---------------------------      II, Ltd., a Florida Limited Partnership,
                                       its General Partner

                                       By: CEA Investors, Inc.,
                                           General Partner

                                       By: /s/ T.W. CARDY
                                          ------------------------------------
                                       As:      VP, TREAS., ASSIST. SEC.
                                          ------------------------------------

                                       Dated:      SEPTEMBER 13, 1993
                                             ---------------------------------

                                       8